ANCORA TRUST

Ancora Equity Fund

Class C Shares

Class I Shares
Class S Shares

Supplement (“Supplement”) to the Prospectus, Summary Prospectus and Statement of Additional Information each dated April 30, 2015.

This Supplement updates certain information contained in the above-dated Prospectus, Summary Prospectus and Statement of Additional Information for the Ancora Trust (the “Trust”) regarding the Ancora Equity Fund (the “Fund”).

On May 13, 2015, the Board of Trustees of the Trust approved a Plan of Liquidation and Termination (the “Plan”), pursuant to which the Fund will be liquidated and dissolved. On or about June 26, 2015, the Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed their shares. In anticipation of the liquidation and dissolution of the Fund, shares of the Fund are no longer available for purchase as of the date of this Supplement.

Effective as of the date of this Supplement, the Fund will begin its liquidation process pursuant to the Plan. In connection with carrying out this liquidation process, the Fund may invest the proceeds from the liquidation of portfolio securities in cash or cash equivalents and may no longer pursue or achieve its investment objective.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

{5491125:}